Exhibit 24.1
POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director and officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder and David L. Trautman, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without the other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ John W. Kozak
John W. Kozak

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ Nicholas L. Berning
Nicholas L. Berning

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ James J. Cullers
James J. Cullers

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ F. Wm. Englefield IV
F. Wm. Englefield IV

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 14 day of May, 2009.

/s/ John J. O’Neill
John J. O’Neill

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ William A. Phillips
William A. Phillips

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, her true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in her name and on her behalf, in any and all capacities, and to execute any and all instruments, in her name and on her behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in her name and on her behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of May, 2009.

/s/ Sarah R. Wallace
Sarah R. Wallace

POWER OF ATTORNEY
          KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Park National Corporation (the “Corporation”) does hereby make, constitute and appoint C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them acting individually, his true and lawful attorneys and agents, each with power to act without any other and with full power of substitution, to do any and all acts and things, in his name and on his behalf, in any and all capacities, and to execute any and all instruments, in his name and on his behalf, in any and all capacities, which said attorneys and agents, or any of them, may deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of the Registration Statement on Form S-3 of the Corporation filed herewith, including specifically but without limitation, power and authority to execute, in his name and on his behalf, in any and all capacities, the Registration Statement on Form S-3 of the Corporation filed herewith and any and all amendments (including post-effective amendments) to the Registration Statement on Form S-3 of the Corporation filed therewith, and any related registration statements filed by the Corporation pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that each said attorney and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15 day of May, 2009.

/s/ Lee Zazworsky
Lee Zazworsky